UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2012

Weatherford International Ltd.

(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4-6 Rue Jean-François Bartholoni 1204 Geneva Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41-22-816-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Mr. James Parent has joined Weatherford as Vice President Tax, effective July 1, 2012.

Mr. Parent, age 42, served as Vice President of Tax Reporting for Tyco International Ltd., a multi-national Swiss-based company, from 2006 to June 2012. From 1993 to 2006, he held various tax-related positions at Pricewaterhouse Coopers LLP. Mr. Parent is a certified public accountant and holds a bachelor’s degree from the University of Connecticut, a Masters in Taxation from the University of Hartford, and a Juris Doctor from the University of Connecticut School of Law.

Mr. Parent has an employment agreement in the same form and terms as Weatherford’s other executive officers. He also has entered into an agreement with the company with respect to an inducement sign-on bonus, and he is receiving equity awards (including performance-based awards) on substantially the same form and terms as Weatherford’s other executive officers. He is eligible for bonus and other benefits on the same terms as Weatherford’s other executive officers, including an indemnification agreement. The terms of all such awards and agreements are described in Weatherford’s 2012 Proxy Statement, filed with the U.S. Securities and Exchange Commission April 16, 2012, and the forms of awards are included as exhibits to this report and are incorporated into this Item.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Executive Employment Agreement for executive officers (incorporated by reference to the Registrant’s Current Report on Form 8-K (File No. 1-34258) filed April 13, 2010).

10.2	Inducement Agreement with James Parent, dated July 1, 2012.

10.3	Form of Performance Unit Award Agreement for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 1-34258) filed February 22, 2011).

10.4	Form of Restricted Share Unit Award Agreement for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 1-34258) filed February 22, 2011).

10.5	Forms of Annex to Performance Unit Award Agreements for use under the Weatherford International Ltd. 2010 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 1-34258) filed February 22, 2012).

10.6	Form of Indemnification Agreement of Weatherford International Ltd., a Swiss joint-stock corporation, for use with directors and executive officers (incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K (File No. 1-34258) filed February 26, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.

By:	/s/ JOHN H. BRISCOE
Name:	John H. Briscoe
Title:	Senior Vice President and Chief Financial Officer

July 2, 2012